Exhibit 10.97

Execution Version

ALLONGE TO THIRD AMENDED AND RESTATED SENIOR SUBORDINATED
PROMISSORY NOTE

THIS ALLONGE TO THIRD AMENDED AND RESTATED SENIOR SUBORDINATED PROMISSORY NOTE (this “Allonge”) is made and entered into as of the 30th day of March, 2009, by and between ISI Security Group, Inc., a Delaware corporation formerly known as ISI Detention Contracting Group, Inc. and d/b/a “Argyle Security USA” (successor-by-merger to ISI Security Group, Inc., an unrelated entity) (the “Borrower”), and WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P., a Delaware limited partnership (the “Holder”).

WHEREAS, the Borrower executed in favor of the Holder that certain Third Amended and Restated Senior Subordinated Promissory Note, dated as of January 8, 2009, in the original principal amount of Five Million Nine Hundred Fifty-One Thousand Six Hundred Nine and No/100 Dollars ($5,951,609.00), a copy of which is attached as Annex 1 hereto and incorporated herein by this reference (the “Note”); and

WHEREAS, in order to amend the payment schedule under the Note, the parties have agreed to execute this Allonge.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the undersigned agree as follows:

1.                    The Holder hereby agrees to extend the payment dates due under the Note from March 31, 2009 to April 1, 2009 and June 30, 2009 to July 1, 2009, respectively.

2.                    It is understood and agreed that Exhibit A attached to this Allonge is substituted in place of Exhibit A to the Note.

3.                    Except as amended or revised by this Allonge, the terms of the Note remain in full force and effect as of the date hereof.  In the event the terms of the Note should conflict with this Allonge, the terms of this Allonge shall control.

4.                    The Borrower hereby certifies, represents and warrants to the Holder that all certifications, representations and warranties made by the Borrower to the Holder in or in connection with this Allonge were true in all material respects as of the date of this Allonge and are true in all material respects on and as of the date hereof as if made on and as of the date hereof.

5.                    The obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination Agreement, dated as of October 3, 2008, among, without limitation, the Holder, the Borrower, and the PrivateBank and Trust Company (the “Senior Lender”), to the obligations (including interest) owed by Borrower to the holders of all of the notes issued pursuant to that certain Loan and Security Agreement, dated as of October 3, 2008, by and between the Borrower and the Senior Lender, as amended by that certain First Amendment to Loan and Security Agreement dated as of January 8, 2009 (the “Loan and Security Agreement”), as such Loan and Security Agreement may hereafter be supplemented, modified, restated or amended from time to time; and each holder hereof, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement.

6.                    This Allonge shall be governed by and construed in accordance with the laws of the State of Illinois.

7.                    A facsimile copy of this Allonge shall be deemed an original for all purposes.

[SIGNATURE PAGE FOLLOWS]

Signature Page to Allonge to
Third Amended and Restated Senior Subordinated Promissory Note

IN WITNESS WHEREOF, the parties have caused this Allonge to Third Amended and Restated Senior Subordinated Promissory Note has been duly executed by their authorized officers as of the date first written above.

BORROWER:

ISI SECURITY GROUP, INC., a Delaware corporation, formerly known as ISI Detention Contracting Group, Inc.

By:	/s/ Donald F. Neville
Name:	Donald F. Neville
Its:	CFO

ACCEPTED AND AGREED TO AS OF THE DATE FIRST WRITTEN ABOVE:

WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P.

By:	William Blair Mezzanine Capital
Partners III, L.L.C., its General Partner

By:	/s/ Marc Walfish
Name:	Marc Walfish
Its:	Managing Director

ANNEX 1

[INTENTIONALLY OMITTED]

EXHIBIT A

EXHIBIT A TO THIRD AMENDED AND RESTATED SENIOR SUBORDINATED PROMISSORY NOTE

WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P.

ISI Detention Contracting Group

$5,951,609 Senior Subordinated Note

Assumptions:
Note		5,951,609
Interest Rate		11.580%
Current Interest Rate		11.580%
PIK Interest		0.0%
Days in Year Convention		360
Closing Date		7/31/2007
Maturity Date		extended until 1/31/2011

		Beginning Principal	Current Interest	Ending Principal
Date	Days	Amount	Due	Amount
7/31/2007		5,951,609.00
9/30/2007	62	5,951,609.00	118,694.92	5,951,609.00
12/31/2007	92	5,951,609.00	176,127.95	5,951,609.00
3/31/2008	91	5,951,609.00	174,213.51	5,951,609.00
6/30/2008	91	5,951,609.00	174,213.51	5,951,609.00
9/30/2008	92	5,951,609.00	176,127.95	5,951,609.00
12/31/2008	92	5,951,609.00	176,127.95	5,951,609.00
4/1/2009	91	5,951,609.00	174,213.51	5,951,609.00
7/1/2009	91	5,951,609.00	174,213.51	5,951,609.00
9/30/2009	91	5,951,609.00	174,213.51	5,951,609.00
12/31/2009	92	5,951,609.00	176,127.95	5,951,609.00
3/31/2010	90	5,951,609.00	172,299.08	5,951,609.00
6/30/2010	91	5,951,609.00	174,213.51	5,951,609.00
9/30/2010	92	5,951,609.00	176,127.95	5,951,609.00

Schedule assumes that Note will be repaid on September 30, 2010 together with interest.

EXHIBIT A TO THIRD AMENDED AND RESTATED SENIOR SUBORDINATED PROMISSORY NOTE

WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P.

ISI Detention Contracting Group

$5,951,609 Senior Subordinated Note

Assumptions:
Note		5,951,609
Interest Rate		11.580%
Current Interest Rate		11.580%
Current Interest Rate - after 9/30/2010		15.580%
PIK Interest		0.0%
Days in Year Convention		360
Closing Date		7/31/2007
Maturity Date		extended until 1/31/2011

		Beginning Principal	Current Interest	Ending Principal
Date	Days	Amount	Due	Amount
7/31/2007		5,951,609.00
9/30/2007	62	5,951,609.00	118,694.92	5,951,609.00
12/31/2007	92	5,951,609.00	176,127.95	5,951,609.00
3/31/2008	91	5,951,609.00	174,213.51	5,951,609.00
6/30/2008	91	5,951,609.00	174,213.51	5,951,609.00
9/30/2008	92	5,951,609.00	176,127.95	5,951,609.00
12/31/2008	92	5,951,609.00	176,127.95	5,951,609.00
4/1/2009	91	5,951,609.00	174,213.51	5,951,609.00
7/1/2009	91	5,951,609.00	174,213.51	5,951,609.00
9/30/2009	91	5,951,609.00	174,213.51	5,951,609.00
12/31/2009	92	5,951,609.00	176,127.95	5,951,609.00
3/31/2010	90	5,951,609.00	172,299.08	5,951,609.00
6/30/2010	91	5,951,609.00	174,213.51	5,951,609.00
9/30/2010	92	5,951,609.00	176,127.95	5,951,609.00
12/31/2010	92	5,951,609.00	236,966.62	5,951,609.00
1/31/2011	30	5,951,609.00	77,271.72	5,951,609.00

Schedule assumes that Note will be not be repaid until maturity at 1/31/2011 and reflects stepped-up current interest rate.